Exhibit 10.1

Execution Copy

CONSENT, WAIVER AND AMENDMENT

TO

CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT

THIS CONSENT, WAIVER AND AMENDMENT (this “Amendment”) is made on this 6th day of May, 2005 by and among ViroPharma Incorporated, a Delaware corporation (the “Company”), and the investors who have delivered an executed counterpart signature page to this Amendment (collectively, the “Investors,” and each individually, an “Investor”). Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Convertible Notes Registration Rights Agreement, dated October 18, 2004, among the Company and the other signatories thereto (the “Registration Rights Agreement”).

Background

The Investors are the registered holders of a portion of the Company’s 6% Convertible Senior Secured Notes due 2009 (the “Convertible Notes”) in the aggregate principal amount of $62,500,000 outstanding (the “Outstanding Convertible Notes”). Pursuant to the Registration Rights Agreement, the Company is required to register under the Securities Act of 1933, as amended (the “Securities Act”), certain Registrable Securities. These Registrable Securities include: (1) the Outstanding Convertible Notes; (2) up to $12,500,000 in aggregate principal amount of additional Convertible Notes (the “Additional Convertible Notes”) issuable upon the exercise of an option granted pursuant to Section 1(a)(ii) of the Securities Purchase Agreement (the “Option”); and (3) the shares of the Company’s common stock, par value $0.002 (the “Common Stock”), issuable upon conversion of any of the Outstanding Convertible Notes and Additional Convertible Notes.

The Company and the Investors desire to amend the Registration Rights Agreement to extend the deadline by which the Company is required to file and cause to be effective with the Commission a Registration Statement with respect to the Additional Convertible Notes, if any, issued upon any exercise of the Option and the shares of Common Stock issuable upon the conversion of any of such Additional Convertible Notes.

Pursuant to Section 10 of the Registration Rights Agreement, any provision of the Registration Rights Agreement may be amended and the observance of any provision of the Registration Rights Agreement may be waived only with the written consent of the Company and the Investors who at the time thereof hold at least sixty-six and two-thirds percent (66 2/3%) of the Conversion Shares, determined as if all of the Convertible Notes held by Investors then outstanding have been converted into Conversion Shares without regard to any limitations on conversion of the Convertible Notes (collectively, the “Requisite Investors”).

IN CONSIDERATION of the foregoing and of the mutual covenants set forth in this Amendment, the Company and the undersigned Investors, intending to be legally bound, hereby irrevocably agree as follows in accordance with Section 10 of the Registration Rights Agreement:

1. Option Registration Statement. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the Company shall not be required to file any Registration Statement covering the Additional Convertible Notes, if any, issued upon the exercise of the Option and the shares of Common Stock issuable upon the conversion of any of the Additional Convertible Notes (the “Option Registration Statement”) until the Option Registration Statement Filing Deadline (as defined in Section 2 of this Amendment).

2. Filing Deadline. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the filing deadline for the Option Registration Statement and for purposes of determining the respective rights and obligations of the Company and the Investors under the Registration Rights Agreement with respect to the filing of the Option Registration Statement, the Additional Convertible Notes, if any, and the shares of Common Stock issuable upon the conversion of any of the Additional Convertible Notes shall be the date which is five (5) Business Days after the date on which the Additional Convertible Notes are initially issued by the Company if the Company’s financial statements would not be “stale” for purposes of complying with the applicable rules of Regulation S-X under the Securities Act for such registration (or if such date is not a Business Day, then the next succeeding Business Day), or if the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act for such registration, the earlier of (a) the date on which the Company is next required to file under the Exchange Act, its financial statements on Form 10-K or 10-Q and (b) the date on which the Company actually files under the Exchange Act its 10-K or 10-Q, in each case after the date on which the Additional Convertible Notes are initially issued by the Company (or if such date is not a Business Day, then the next succeeding Business Day) (the “Option Registration Statement Deadline”).

3. Effectiveness Deadline. Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the effectiveness deadline for the Option Registration Statement and for purposes of determining the respective rights and obligations of the Company and the Investors under the Registration Rights Agreement with respect to the effectiveness of the Option Registration Statement, the Additional Convertible Notes, if any, and the shares of Common Stock issuable upon the conversion of any of the Additional Convertible Notes shall be seventy-five (75) calendar days after the date on which the Additional Convertible Notes are initially issued by the Company if the Company’s financial statements would not be “stale” for purposes of complying with the applicable rules of Regulation S-X under the Securities Act for such registration (or if such date is not a Business Day, then the next succeeding Business Day), or if the Company’s financial statements would be “stale” for purposes of complying with Regulation S-X under the Securities Act for such registration, the earlier of (a) the date on which the Company is next required to file under the Securities Exchange Act of 1934 its financial statements on Form 10-K or 10-Q and (b) the date on which the Company actually files under the Securities Exchange Act of 1934 its 10-K or 10-Q, in each case after the date on which the Additional Convertible Notes are initially issued by the Company (or if such date is not a Business Day, then the next succeeding Business Day) (the “Option Registration Statement Effectiveness Deadline”).

4. Registration Delay Payments.

(a) Notwithstanding any thing to the contrary contained in the Registration Rights Agreement, the Investors shall not be entitled to be paid any Registration Delay Payments under Section 1(f)(i) of the Registration Rights Agreement for failure to file with the Commission any Registration Statement with respect to the Additional Convertible Notes, if any, or any of the shares of Common Stock issuable upon the conversion of any of the Additional Convertible Notes unless the Option Registration Statement is not filed on or before the Option Registration Statement Deadline.

(b) Notwithstanding anything to the contrary contained in the Registration Rights Agreement, the Investors shall not be entitled to be paid any Registration Delay Payments under Section 1(f)(i) of the Registration Rights Agreement for failure of any Registration Statement with respect to the Additional Convertible Notes, if any, or any of the shares of Common Stock issuable upon the conversion of any of the Additional Convertible Notes to be declared effective by the Commission unless the Option Registration Statement is not so declared effective before the Option Registration Statement Effectiveness Deadline.

5. Investor Representations and Warranties. Each undersigned Investor hereby represents and warrants, as to itself, as follows: (a) such Investor is either an original signatory to the Registration Rights Agreement or an assignee of the rights under the Registration Rights Agreement pursuant to Section 9 of the Registration Rights Agreement; (b) such Investor has all requisite power and authority to execute and deliver this Amendment; (c) no consent or approval, other than as may have already been obtained, is required for such Investor’s execution and delivery of this Amendment; and (d) such Investor holds the number of Conversion Shares, as determined in accordance with Section 10 of the Registration Rights Agreement, listed under such Investor’s signature to the Amendment.

6. Binding Effect. This Amendment shall be binding upon each Investor (within the meaning of the Registration Rights Agreement) in accordance with Section 10 of the Registration Rights Agreement.

7. Counterparts. This Amendment may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Amendment, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

8. Ratification. Except as amended and supplemented by this Amendment, the Registration Rights Agreement is hereby ratified and confirmed in all respects and shall remain in full force and effect without change.

9. Effectiveness of Amendment. This Amendment shall become effective on the date on which the Company first receives executed counterpart signature pages to this Amendment from Investors (within the meaning of the Registration Rights Agreement) holding at least sixty-six and two-thirds percent (66 2/3%) of the Conversion Shares, as determined in accordance with Section 10 of the Registration Rights Agreement.

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IN WITNESS WHEREOF, this Amendment has been executed by the Company and each of the undersigned Investors as of the date first set forth above.

“COMPANY”

VIROPHARMA INCORPORATED

By:	/s/ Vincent J. Milano
Its:	Vice President and Chief Financial Officer

“INVESTOR”

[Print Full Legal Name of Investor]

By:
[Signature of Authorized Representative]

Print Name:
Its:
Number of Convertible Shares Held:

[INVESTOR SIGNATURE PAGE TO CONSENT, WAIVER AND AMENDMENT TO

CONVERTIBLE NOTES REGISTRATION RIGHTS AGREEMENT]